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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 25, 2007

COURTSIDE ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32549	20-2521288
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Broadway, 17th Floor, New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(212) 641-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events.

On June 25, 2007, Courtside Acquisition Corp. (“Courtside”) announced that its special meeting in lieu of annual meeting of stockholders originally scheduled for June 26, 2007 at 10:00 a.m. eastern time, will be postponed until 2:00 p.m. on Thursday, June 28, 2007.  The meeting will take place at its original location, at the offices of Graubard Miller, Courtside’s counsel, at The Chrysler Building, 405 Lexington Avenue, 19th Floor, New York, New York 10174. A copy of the press release for such announcement is attached to this Report as Exhibit 99.1

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)

Exhibits:

Exhibit

Description

99.1

Press release of Courtside Acquisition Corp. dated June 25, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:

June 25, 2007

COURTSIDE ACQUISITION CORP.

By:	/s/ Richard Goldstein
Name:	Richard D. Goldstein
Title:	Chairman and Chief Executive Officer

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